UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Dick’s Sporting Goods, Inc
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DICK'S SPORTING GOODS, INC. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 5, 2013. Hyatt Regency, 1111 Airport Blvd., Pittsburgh, PA 15231 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to Stockholders are available at www.allianceproxy.com/dcsg/2013 If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 28, 2013 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Paper copies of materials for this annual meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to www.allianceproxy.com/dcsg/2013. Have the 11 digit control number available when you access the website and follow the instructions. INTERNET TELEPHONE 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. E-MAIL You must use the 11 digit control number located in the box below. CONTROL NO. To the Stockholders of DICK’S SPORTING GOODS, INC. Notice is hereby given that the Annual Meeting of Stockholders of Dick’s Sporting Goods, Inc. will be held on June 5, 2013 at 1:30 p.m. Local Time at the Hyatt Regency, 1111 Airport Blvd., Pittsburgh, PA 15231 for the following purposes: Proposal 1- Election of Class B Directors, each for terms that expire in 2016 Nominees for the Board of Directors are 01 Emanuel Chirico 02 Allen R. Weiss Proposal 2- Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm Proposal 3- Non-binding advisory vote to approve compensation of named executive officers The Board of Directors recommends a vote FOR each of the listed nominees in proposal 1 and FOR proposals 2 and 3. Note: In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any postponement or any adjournment thereof.

By telephone please call 1-877-777-2857 or By logging onto http://www.allianceproxy.com/dcsg/2013 or By email at: requests@viewproxy.com DICK’S SPORTING GOODS, INC. 345 Court Street Coraopolis, PA 15108 The following proxy materials are available to you to review at: www.allianceproxy.com/dcsg/2013 2012 Annual Report Proxy Statement If you require directions to the annual meeting, please call (724) 273-5338. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request hard copy. You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Holders of shares under the Dick's Sporting Goods, Inc. ESPP or Stock and Incentive Plans must vote no later than 11:59 P.M. Eastern Daylight Savings Time on June 2, 2013 REQUESTING A PAPER COPY OF THE PROXY MATERIALS Please include the company name and your control number in the subject line.